Exhibit 10.27

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

URANIUM ENERGY CORP.

WARRANT CERTIFICATE

◆

Dated as issued on July ◆ , 2008

From Uranium Energy Corp. to the Warrant Holder

__________

WARRANT CERTIFICATE

No. 2008-07-◆                                                                                                                                                                                            ◆ Warrants

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER ◆ , 2008.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

ISSUE DATE: July ◆ , 2008
VOID AFTER: July ◆ , 2010

WARRANTS FOR THE PURCHASE OF COMMON STOCK

THIS CERTIFIES THAT, FOR VALUE RECEIVED, ◆ , a corporation or adult individual residing at ◆ , is the owner of ◆ (◆ ) warrants (collectively, the "Warrants") for the purchase of up to an aggregate of ◆ (◆ ) shares of common stock of Uranium Energy Corp., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"). Such purchase may be made at any time, and from time to time, prior to 5:00 p.m. (Vancouver, British Columbia, Canada, time) on the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate (as hereinafter defined) with a written notice signed by the Holder (as hereinafter defined) stating the number of shares of Common Stock (as hereinafter defined) with respect to which such exercise is being made, at the principal corporate address of the Corporation, accompanied by payment of US$3.10 (the "Purchase Price") per share of Common Stock. The Purchase Price and the number of shares of Common Stock subject to purchase upon exercise of the Warrants are subject to modification or adjustment as set forth herein.

SECTION 1
INTERPRETATION

As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

(a)          "Common Stock" shall mean the common stock of the Corporation, which has the right to participate in the distribution of earnings and assets of the Corporation without limit as to amount or percentage;

(b)          "Corporate Office" shall mean the office of the Corporation at which, at any particular time, its principal business shall be administered, which office is currently located at 9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750;

(c)          "Exercise Date" shall mean, as to any Warrant, the date on which the Corporation shall have received both: (i) this Warrant Certificate, together with a written Notice of Exercise in accordance herewith, duly executed by the Holder hereof, or his attorney duly authorized in writing, and indicating that the Holder is thereby exercising such Warrant(s); and (ii) payment by bank draft, certified check or money order made payable to the Corporation, of an amount in lawful money of the United States of America equal to the applicable Purchase Price for such Warrant(s);

(d)          "Expiration Date" shall mean July ◆ , 2010. If such date shall be a holiday or a day on which banks are authorized to be closed in the Province of British Columbia, Canada, then the Expiration Date shall mean the next consecutive day which does not fall on a holiday or a day on which banks are authorized to be closed in the Province of British Columbia, Canada;

(e)          "Holder" shall mean, as to any Warrant and as of any particular date, the person in whose name the Warrant Certificate representing such Warrant is registered as of that date on the Warrant Registry maintained by the Corporation;

(f)          "Purchase Price" shall mean the purchase price to be paid upon exercise of each Warrant hereunder in accordance with the terms hereof, which price shall be US$3.10.

(g)          "Securities Act" shall mean the United States Securities Act of 1933, and any amendments or modifications, or successor legislation, thereto adopted, and all regulations, rules or other laws enacted or adopted pursuant thereto;

(h)          "Warrants" shall mean the Warrants represented by this Warrant Certificate;

(i)          "Warrant Certificate" shall mean any certificate representing Warrants, and "this Certificate" shall mean the warrant certificate issued to the Holder identified on the first page hereof;

(j)          "Warrant Registry" means any official record that may be maintained by the Corporation in which are recorded, with respect to each Warrant Certificate issued by the Corporation, the date of issuance, the name and address of the original Holder and the number identifying such Warrant Certificate; and

(k)          "Warrant Shares" means the restricted common stock of the Corporation deliverable upon exercise of a Warrant.

All references to currency herein are to the lawful currency of the United States of America.

SECTION 2
EXERCISE OF WARRANTS

(a)         Each Warrant evidenced hereby may be exercised by the Holder at any time on the Exercise Date, upon the terms and subject to the conditions set forth herein, by delivery to the Corporation of a completed Notice of Exercise in the form attached as Schedule A hereto, along with payment of the Purchase Price. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive shares of restricted common stock of the Corporation deliverable upon such exercise shall be treated for all purposes as the Holder of a Warrant Share upon the exercise of the applicable Warrant as of the close of business on the Exercise Date. Promptly following, and in any event within ten business days after, the date on which the Corporation first receives clearance of all funds received in payment of the Purchase Price pursuant to this Warrant Certificate, the Corporation shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates evidencing the issuance to such Holder of the applicable number of Warrant Shares (plus a Warrant Certificate for any remaining issued but unexercised Warrants of the Holder). Notwithstanding the foregoing sentence, in the event that any registration or qualification (or filing for exemption from any such requirements) is required prior to the issuance of such Warrant Shares by the Corporation in accordance with Section 3(b) below, then the obligation to deliver any such certificates shall arise only upon completion of such requirements and at such time as the Corporation may lawfully do so.

(b)         Upon the exercise of the Warrants represented hereby, if the Corporation so requests, the Holder shall certify to the Corporation that it is not exercising such Warrants with a view to distribute the Warrant Shares in violation of the Securities Act, and shall provide such other investor representations as the Corporation may require to confirm the ability of the Corporation to rely upon the exemption from registration under the Securities Act which applies to the distribution of Warrant Shares at the time of such distribution.

SECTION 3
RESERVATION OF SHARES; TAXES; ETC.

(a)         The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the valid exercise of Warrants, such number of Warrant Shares as shall then be issuable upon the exercise of all Warrants then outstanding. The Corporation covenants that all Warrant Shares which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully-paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof (other than those which the Corporation shall promptly pay or discharge, or any liens created thereon by the Holder thereof and/or any predecessor of such Holder).

(b)         The Corporation shall not be obligated to deliver any Warrant Shares pursuant to the exercise of the Warrants represented hereby unless and until a registration statement under the Securities Act and/or under any applicable state securities laws and regulations, with respect to such securities is effective, or an exemption from such registration is available to the Corporation at the time of such exercise. The Warrants represented hereby may not be exercised by, nor Warrant Shares issued to, the Holder hereof in any jurisdiction in which such exercise and issuance would be unlawful.

(c)         The Corporation shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants, or the issuance or delivery of any Warrant Shares upon exercise of the Warrants.

SECTION 4
LOSS OR MUTILATION

Upon receipt by the Corporation of evidence satisfactory to it of the ownership of, and loss, theft, destruction or mutilation of, this Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to the Corporation, and (in the case of mutilation) upon surrender and cancellation thereof, the Corporation shall execute and deliver to the Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants as was indicated to be outstanding on the prior lost or mutilated Warrant Certificate (provided, however, that to the extent that any discrepancy may exist between the number of Warrants purported to be outstanding in respect of any Holder as evidenced by a Warrant Certificate that has been lost or mutilated and the number attributable to such Holder in a Warrant Registry that may be maintained by the Corporation, then the Warrant Registry shall control for all purposes, absent a showing of manifest error. Each Holder requesting a substitute Warrant Certificate due to loss, theft or destruction shall, prior to receiving such substitute certificate, provide an affidavit to the Corporation in the form prescribed thereby and signed by (and notarized on behalf of) such Holder. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Corporation may prescribe.

SECTION 5
ADJUSTMENT OF PURCHASE PRICE AND
NUMBER OF WARRANT SHARES OR WARRANTS

(a)         Stock Splits, etc.. The number and kind of securities purchasable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Corporation shall: (i) pay a dividend in shares of Common Stock, or securities convertible or exchangeable into Common Stock, or make a distribution in shares of Common Stock, or securities convertible or exchangeable into Common Stock, to all holders of its outstanding Common Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of shares; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Corporation which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Corporation which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at a Purchase Price per Warrant Share or other security obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Corporation resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)         Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Corporation shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Corporation is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Corporation), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (the "Other Property"), are to be received by or distributed to the holders of Common Stock of the Corporation, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Corporation) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Corporation and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Corporation) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section. For purposes of this Section, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(c)         Voluntary Adjustment by the Corporation. If and whenever at any time after the date hereof and prior to the Expiration Date, the Corporation takes any action affecting its Common Stock to which the foregoing provisions of this Section, in the opinion of the Board of Directors of the Corporation, acting reasonably and in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes thereof, or would otherwise materially affect the rights of the Holder hereunder, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such a manner as the Board of Directors of the Corporation may determine to be equitable in the circumstances, acting reasonably and in good faith. Without limiting the generality of the foregoing, the Corporation may at any time during the term of this Warrant reduce the then current Purchase Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Corporation.

(d)         Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Purchase Price is adjusted, as herein provided, the Corporation shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Purchase Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(e)         Notice of Corporate Action. If at any time:

(i)         the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution; or

(ii)        there shall be any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any consolidation or merger of the Corporation with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Corporation to, another corporation; or

(iii)       there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of such cases, the Corporation shall give to Holder: (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend or distribution, or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up; and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (A) the date on which any such record is to be taken for the purpose of such dividend or distribution, the date on which the holders of Common Stock shall be entitled to any such dividend or distribution, and the amount and character thereof, and (B) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the Holders of shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Corporation.

SECTION 6
RESTRICTIVE LEGEND

(a)         Neither the Warrants represented by this Certificate nor the Warrant Shares to be issued upon exercise of the Warrants have been registered under the Securities Act or any state securities laws. Accordingly, neither the Warrants nor the Warrant Shares may be offered, sold or otherwise transferred in the United States or to or for the account or benefit of a U.S. Person or a person in the United States, unless registered under the Securities Act and applicable state securities laws, or an exemption from registration is available.

As such, except as otherwise provided in Section 6(b) hereof, each Warrant Certificate issued to a Holder shall be stamped or otherwise imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

In addition, except as otherwise provided in Section 6(b) hereof, any certificates representing any Warrant Shares issued upon exercise of the Warrants shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS.

(b)         The legend requirements of Section 6(a) shall terminate as to any particular Warrant or Warrant Share: (i) when and so long as such security shall have been effectively registered under the Securities Act and is disposed of pursuant thereto; or (ii) when the Corporation shall have received an opinion of counsel reasonably satisfactory to it that such shares may be sold to the public without registration thereof under the Securities Act.

(c)         The certificates representing the Warrants, and the certificates representing any Warrant Shares that are issued on or before November ◆ , 2008, shall be stamped or otherwise imprinted with a legend in substantially the following form:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER ◆ , 2008."

(d)         Whenever the legend requirements imposed by Section 6 shall terminate as to any Warrant Share, as hereinabove provided, the Holder hereof shall be entitled to receive from the Corporation, at the Corporation's expense, a new certificate representing such Warrant Shares and not bearing the restrictive legends set forth in Section 6(a) or Section 6(c) as appropriate.

SECTION 7
RIGHTS OF ACTION

All rights of action with respect to the Warrants are vested in the Holders of the Warrants, and any Holder of a Warrant, without consent of the holder of any other Warrant, may, on such Holder's own behalf and for his own benefit, enforce against the Corporation his right to exercise his Warrants for the purchase of Warrant Shares in the manner provided in this Warrant Certificate.

SECTION 8
AGREEMENT OF WARRANT HOLDERS

Every holder of a Warrant, by his or her acceptance thereof, consents and agrees with the Corporation and every other holder of a Warrant that:

(a)         The Warrant Registry shall be maintained by the Corporation's Secretary, and shall be the official register of all Warrants issued to any person in the Offering. The Warrant Registry shall be dispositive as to the issuance, ownership and other aspects of each Warrant issued by the Corporation which are recorded therein and, absent manifest error, such records shall control for all purposes; and

(b)         The Corporation may deem and treat the person in whose name the Warrant Certificate is registered on the Warrant Registry as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in this Certificate.

SECTION 9
MODIFICATION OF WARRANTS

Other than with respect to any adjustment made by the Corporation in accordance with the provisions of Section 5 hereof, this Certificate may only be modified, supplemented or altered by the Corporation, and only with the consent in writing of the Holders of Warrants representing greater than fifty percent (50%) of the total Warrants then outstanding; provided, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the acceleration of the Exercise Date, shall be made without the consent in writing of the Holder of the Warrant Certificate representing such Warrant, other than such changes as are specifically prescribed by this Certificate as originally executed or are made in compliance with applicable law.

SECTION 10
NOTICES

All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Holder of a Warrant Certificate, at the address of such Holder as shown on the Warrant Registry maintained by the Corporation; and if to the Corporation, at 9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750, or such other place as may be designated by the Corporation from time to time in accordance with this Section 10.

SECTION 11
GOVERNING LAW

This Certificate shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Certificate, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of Nevada. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

SECTION 12
ENTIRE UNDERSTANDING

This Certificate contains the entire understanding among the Corporation and the Holder relating to the subject matter covered herein, and merges all prior discussions, negotiations and agreements, if any between them. Neither of the parties to this agreement shall be bound by any representations, warranties, covenants or other understandings relating to such subject matter, other than as expressly provided for or referred to herein.

[The remainder of this page has been intentionally left blank.
The Corporation's signature is contained on the immediately following page.]

__________

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be duly executed, manually or in facsimile, by its officer thereunto duly authorized, as of the date set forth below.

URANIUM ENERGY CORP.

     By:   __________________________
              Amir Adnani
              President and Chief Executive Officer

Dated:   July ◆ , 2008.

__________

EXERCISE FORM FOR WARRANTS

TO:                URANIUM ENERGY CORP. (the "Corporation").

1.            The undersigned hereby irrevocably subscribes for and exercises the right to acquire ________________ shares of Common Stock of the Corporation (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the accompanying Warrant Certificate) and encloses a bank draft, certified check or money order in lawful money of the United States of America payable to the Corporation for the aggregate Exercise Price.

2.            The shares of Common Stock (or other securities or property) are to be registered as follows:

Name: ____________________________________________________________________________
                                                                (print clearly)
Address in full: _____________________________________________________________________

Number of shares of Common Stock: ___________________________________________________

3.            Such securities should be sent by courier to:

Name: ____________________________________________________________________________
                                                                (print clearly)
Address in full: _____________________________________________________________________

If the number of Warrants exercised is less than the number of Warrants represented hereby, the undersigned requests that the new Warrant Certificate representing the balance of the Warrants be registered in the name of the undersigned and should be sent by courier to:

Name: ____________________________________________________________________________
                                                                (print clearly)
Address in full: _____________________________________________________________________

4.            The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a) ☐   the undersigned holder at the time of exercise of the Warrants is not in the United States, is not a "U.S. person" as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising the Warrants on behalf of, or for the account or benefit of a U.S. Person or a person in the United States and did not execute or deliver this exercise form in the United States;

(b) ☐   the undersigned holder is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing below, and is a U.S. Accredited Investor and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Warrant Certificate; or

(c) ☐   if the undersigned holder is resident in the United States or is a U.S. Person, the undersigned holder has delivered to the Corporation and the Corporation's transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon exercise of this Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

"United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing shares of Common Stock will not be registered or delivered to an address in the United States unless Box 4(b) or 4(c) above is checked.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned represents and warrants to the Corporation that:

1.           the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Warrant Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.           the undersigned is: (a) purchasing the Warrant Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (b) is purchasing the Warrant Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (c) in the case of the purchase by the undersigned of the Warrant Shares as agent or trustee for any other person or persons (each a "Beneficial Owner"), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (i) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (ii) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3.           the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned also acknowledges and agrees that:

1.           the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Warrant Shares;

2.           if the undersigned decides to offer, sell or otherwise transfer any of the Warrant Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Warrant Shares directly or indirectly, unless:

(a)         the sale is pursuant to an effective registration statement under the U.S. Securities Act;

(b)         the sale is to the Corporation;

(c)         the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(d)         the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(e)         the Warrant Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation;

3.           the Warrant Shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Warrant Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.           other than as otherwise agreed to by the Corporation pursuant to the terms of each of a Subscription Agreement and a Registration Rights Agreement, in each case between the Corporation and the Holder, with respect to the issuance of Units (of which the Warrants form a part), the Corporation has no obligation to register any of the Warrant Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

5.           the certificates representing the Warrant Shares (and any certificates issued in exchange or substitution for the Warrant Shares) will bear a legend, in the form required by the certificate representing the Warrants, stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

6.           it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED the __________ day of ________________, 200___.

________________________________________
(Signature of Warrantholder)

________________________________________
Print full name

________________________________________
Print full address

Instructions:

1.          The registered holder may exercise its right to receive Warrant Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised together with payment of the aggregate Exercise Price, by certified check, bank draft or money order payable to the order of the Corporation, to the Corporation at its principal office at , 9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750; Attention: The President, and such other documents as the Corporation may reasonably require. Certificates for Warrant Shares will be delivered or mailed within ten business days after the exercise of the Warrants. The rights of the registered warrant holder hereof cease if the Warrants are not exercised prior to the Expiry Time.

2.          If Box 4(c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the exercise of the Warrants should contact the Corporation in advance to determine whether any opinions tendered will be acceptable to the Corporation.

__________

TRANSFER FORM FOR WARRANTS

TO:                     URANIUM ENERGY CORP.

FOR value received I/we (the "Transferor") hereby sell, assign, and transfer unto:

_____________________________________________________________________________________________
(Name of Transferee)
_____________________________________________________________________________________________
(Address of Transferee)
_____________________________________________________________________________________________

_____________________________________________________________________________________________
(Social Insurance Number)
___________________________________________________________________________________ Warrants of
(Quantity)

URANIUM ENERGY CORP. (the "Corporation")

represented by: ____________________________________________________________________________
                                                                           (List Certificate Numbers)

and the undersigned hereby irrevocably constitutes and appoints:

_____________________________________________________________________________________________

the attorney to transfer the said Warrants on the books of the Corporation with full power of substitution in the premises.

The Transferor hereby certifies that (check either A, B or C):
____	(A)

the Transferor is neither in the United States nor a U.S. person, and the offer to sell or otherwise transfer the Warrants was not made to a person in the United States and at the time the offer was accepted, the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;

____	(B)

the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "1933 Act"), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel acceptable to the Corporation to the effect that the transfer of the Warrants is exempt from the registration requirements of the 1933 Act; or

____	(C)	the Transferor is in the United States or is a U.S. person, and the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the 1933 Act, and certifies that:
		(1)	the undersigned is not an "affiliate" (as defined in Rule 405 under the 1933 Act) of the Corporation or a "distributor", as defined in Regulation S, or an affiliate of a "distributor";
(2)

the offer of such securities was not made to a person in the United States and at the time the offer was accepted, the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;

(3)	neither the Transferor nor any person acting on its behalf engaged in any "directed selling efforts" (as such term is used in Regulation S) in connection with the offer and sale of the Warrants;
(4)

the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the Warrants are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities; and
(6)

the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the 1933 Act.

"United States" and "U.S. person" are as defined in Regulation S under the 1933 Act.

DATED this _________ day of ___________________, 20_____.

Signature Guaranteed By:

_______________________________________________
(Signature of Warrantholder)

_______________________________________________
(Name of Warrantholder - Please print)

_______________________________________________
(Capacity of Authorized Representative)

Instructions:

1.          The signature on this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or change whatever.

2.          The signature must be guaranteed by a Canadian schedule 1 chartered bank, major Trust Corporation or by a member firm of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The stamp must bear the words "Signature Medallion Guaranteed".

3.          In the United States of America, signature guarantees must be done by members of a Medallion Signature Guarantee Program only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of an acceptable Medallion Program.

__________

TRANSFEREE ACKNOWLEDGMENT

The Transferee acknowledges and agrees that the Warrants may not be offered, sold, pledged or otherwise transferred in the absence of: (a) an effective registration statement under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), relating thereto; or (b) an exemption from the registration requirements of the U.S. Securities Act. Each Warrant Certificate, and each certificate representing Common Stock issuable upon exercise thereof, shall contain a legend on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to in the Warrant Certificate, unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Corporation), the securities represented thereby are not, at such time, required by law to bear such legend, or in the case of the Common Stock, are transferred pursuant to an effective registration statement under the U.S. Securities Act. The holder acknowledges and agrees that the Warrants represented by this Warrant Certificate, and the Common Stock issuable upon exercise thereof, constitute "restricted securities" under the U.S. Securities Act.

Any certificate issued at any time in exchange or substitution for any certificate bearing a restrictive legend shall also bear such legend unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Corporation), the securities represented thereby are not, at such time, required by law to bear such legend.

In connection with this transfer the undersigned transferee (the "Transferee") certifies that the Transferor or Transferee is delivering a written opinion of U.S. legal counsel acceptable to the Corporation to the effect that this transfer of Warrants has been registered under the U.S. Securities Act or is exempt from registration thereunder.
DATED the _____ day of _____________, 200__	_____________________________________________
In the presence of:	(Signature of Transferee)
_____________________________________________	_____________________________________________
(Witness)	(Name of Transferee - Please print)
_____________________________________________	_____________________________________________
(Name of Witness - Please print)	(Capacity of Authorized Representative)

The Warrants and the Common Stock issuable upon exercise of the Warrants shall only be transferable in accordance with applicable laws. The Warrants may only be exercised in the manner required by the Warrant Certificate and the Exercise Form attached thereto. Any securities acquired pursuant to this exercise of Warrants shall be subject to applicable hold periods and any certificate representing such securities may bear restrictive legends.

__________

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding Warrants to acquire Warrant Shares of URANIUM ENERGY CORP. (the "Corporation") by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a "Beneficial Owner"), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write "W/H" for the undersigned holder, and "B/O" for each beneficial owner, if any, on each line that applies):
____	Category 1.	A bank, as defined in Section 3(a)(2) of the United States Securities Act of 1933 (the "U.S. Securities Act"); or
____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
____	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or
____	Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or
____	Category 5.	An investment company registered under the United States Investment Company Act of 1940; (the "U.S. Investment Act"); or
____	Category 6.	A business development company as defined in Section 2(a)(48) of the U.S. Investment Act; or
____	Category 7.	A small business investment company licensed by the United States Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or
____	Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

____	Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are Accredited Investors; or

____	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or
____	Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Warrant Shares offered, with total assets in excess of US$5,000,000; or

____	Category 12.	Any director or executive officer of the Corporation; or
____	Category 13.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds US$1,000,000; or

____	Category 14.

A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

____	Category 15.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Warrant Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

____	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

DATED the _____ day of _____________, 200__

_______________________________________________
Print name of Warrant Holder

By: ___________________________________________
       Signature

       ___________________________________________
       Title

        ___________________________________________
       (Please print name of individual whose signature appears
       above, if different from name of Warrant Holder printed
       above)

__________